Exhibit 13.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fundtech Ltd. (the "Company") on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yoram Bibring, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 27, 2005

                                    /s/ Yoram Bibring
                                    ------------------------------
                                    Yoram Bibring
                                    Chief Financial Officer
                                    (Principal Financial Officer)




A signed original of this written statement required by Section 906 has been provided to Fundtech Ltd. and will be retained by Fundtech Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.